Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

8.                                      COMMITMENTS AND CONTINGENCIES

Licensing Agreements

The Company has entered into licensing agreements with academic and research organizations. Under the terms of these agreements, the Company has received licenses to technology and patent applications. The Company is required to pay royalties on future sales of product employing the technology or falling under claims of patent applications.

Pursuant to the Daiichi Sankyo license under which the Company licenses certain patent rights for sapacitabine, its lead drug candidate, the Company is under an obligation to use reasonable endeavors to develop a product and obtain regulatory approval to sell a product and has agreed to pay Daiichi Sankyo an up-front fee, reimbursement for Daiichi Sankyo’s enumerated expenses, milestone payments and royalties on a country-by-country basis. The up-front fee and certain past reimbursements have been paid and, as a result of the SEAMLESS trial entering Phase 3 during the first quarter of 2011, a milestone payment of $1.6 million was paid in April 2011. A further $10.0 million in aggregate milestone payments could be payable subject to achievement of all the specific contractual milestones and the Company’s decision to continue with these projects. Royalties are payable in each country for the term of patent protection in the country or for ten years following the first commercial sale of licensed products in the country, whichever is later. Royalties are payable on net sales. Net sales are defined as the gross amount invoiced by the Company or its affiliates or licensees, less discounts, credits, taxes, shipping and bad debt losses. The agreement extends from its commencement date to the date on which no further amounts are owed under it. If the Company wishes to appoint a third party to develop or commercialize a sapacitabine-based product in Japan, within certain limitations, Daiichi Sankyo must be notified and given a right of first refusal to develop and/or commercialize in Japan. In general, the license may be terminated by the Company for technical, scientific, efficacy, safety, or commercial reasons on six months’ notice, or upon twelve months’ notice after a launch of a sapacitabine-based product.  The license also may be terminated by either party for material default. Effective July 11, 2011, the license agreement was amended to irrevocably waive a termination right Daiichi Sankyo possessed under a provision of the agreement that required the Company to obtain regulatory approval to sell sapacitabine in at least one country by September 2011, and releases the Company from all claims and liability of any kind arising under such provision. The amendment further provides that the royalty rate due from the Company to Daiichi Sankyo on future net sales of sapacitabine be increased between 1.25% and 1.50% depending on the level of net sales of sapacitabine realized.

Legal proceedings

On April 27, 2010, the Company was served with a complaint filed by Celgene Corporation in the United States District Court for the District of Delaware seeking a declaratory judgment that four of the Company’s own patents (claiming the use of romidepsin injection in T-cell lymphomas) are invalid and not infringed by Celgene’s products, but directly involve the use and administration of Celgene’s ISTODAX® (romidepsin for injection) product. On June 17, 2010, the Company filed its answer and counterclaims to the declaratory judgment complaint. The Company has filed counterclaims charging Celgene with infringement of each of its four patents for Celgene’s sale of ISTODAX® to CTCL, and, more recently, peripheral T-cell lymphoma (PTCL) and seeking damages for Celgene’s infringement as well as injunctive relief.A Scheduling Order was entered February 2, 2012, at which time the court set significant dates, the remaining of which are the following: March 14, 2013 (claim construction hearing); August 14, 2013 (summary judgment briefing); and June 2, 2014 (7 day jury trial start date). Discovery is currently ongoing.

10                                  Commitments and Contingencies

General

Please refer to Note 3 — “Significant Contracts” for further discussion of certain of the Company’s commitments and contingencies.

Leases

The following is a summary of the Company’s contractual obligations and commitments relating to its facilities leases as at December 31, 2011:

Operating lease obligations
$000
2012	565
2013	565
2014	565
2015	554
2016	549
Thereafter	3,502
Total	6,300

Rent expense, which includes lease payments related to the Company’s research and development facilities and corporate headquarters and other rent related expenses, was $0.9 million for each of the years ended December 31, 2009, and 2010 and $0.6 million for the year ended December 31, 2011.

In October 2000, the Company entered into a twenty-five year lease for its research and development facility in Dundee, Scotland. In May 2011, the Company extended its lease for office space at its headquarters in Berkeley Heights, New Jersey, for an additional five years.

Please refer to Note 6 — “Fair Value” for further discussion of certain of the Company’s commitments and contingencies.

Purchase Obligations

At December 31, 2011, the Company had obligations in relation to the purchase of manufactured products within the ALIGN business of $0.2 million. As discussed in Note 3, the Company terminated the distribution agreements related to the ALIGN products effective September 30, 2012.

Preferred Dividends

Pursuant to the certificate of designation governing the terms of the Company’s outstanding 6% Convertible Exchangeable Preferred Stock, since inception through January 2009, the Company paid quarterly dividends when they have become due. However, as part of the program to reduce expenditures, the Board of Directors did not declare the quarterly cash dividend with respect to each of the four quarters of fiscal year 2009, the first three quarters of fiscal year 2010, and the last three quarters of fiscal year 2011. On February 1, 2011 and on May 1, 2011, the Company paid a quarterly cash dividend in the amount of $0.15 per share on the preferred stock. Accrued and unpaid dividends in arrears on preferred stock were $1.6 million, or $1.30 per share of preferred stock, as of December 31, 2011.

Legal proceedings

On April 27, 2010, the Company was served with a complaint filed by Celgene Corporation in the United States District Court for the District of Delaware seeking a declaratory judgment that four of the Company’s own patents, claiming the use of romidepsin injection in T-cell lymphomas, are invalid and not infringed by Celgene’s products, but directly involve the use and administration of Celgene’s ISTODAX® (romidepsin for injection) product. On June 17, 2010, the Company filed its answer and counterclaims to the declaratory judgment complaint. The Company has filed counterclaims charging Celgene with infringement of each of its four patents and seeking damages for Celgene’s infringement as well as injunctive relief. The four patents directly involve the use and administration of Celgene’s ISTODAX® (romidepsin for injection) product.

A Scheduling Order was entered February 2, 2012, at which time the court set significant dates, the remainder of which are the following: March 14, 2013 (claim construction hearing); August 14, 2013 (summary judgment briefing); and June 2, 2014 (7 day jury trial start date). Discovery is currently ongoing.